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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported): September 18, 1996
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                          PREMIERE TECHNOLOGIES, INC.
                           (Exact name of registrant
                          as specified in its charter)


     Georgia                      0-27778                        59-3074176
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     (State or other            (Commission                   (I.R.S. Employer
     jurisdiction of            File Number)                 Identification No.)
     incorporation)


     3399 Peachtree Road, N.E.
     The Lenox Building, Suite 400
     Atlanta, Georgia                                              30326
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     (Address of principal executive officers)                  (Zip Code)



      Registrant's telephone number, including area code:  (404) 262-8400

                                      N/A
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     On September 18, 1996, Premiere Technologies, Inc. (the "Company"), through its wholly owned subsidiary PTEK Acquisition Corporation (the "Sub"), acquired substantially all of the assets and business operations of TeleT Communications LLC ("TeleT") for 498,187 shares of the Company's $.01 par value per share common stock (the "Shares") and $2,870,000 in cash (the "Acquisition"). The Acquisition was made pursuant to an Asset Purchase Agreement dated as of September 18, 1996 by and among the Company, the Sub, TeleT and the Members of TeleT. The Company financed the cash portion of the purchase price from working capital.

     An aggregate of 75,000 of the Shares were placed in escrow pursuant to an Escrow Agreement among the Company and the Members of TeleT to secure certain indemnification obligations of those Members. All Shares issued are subject to Lockup Agreements prohibiting the sale of such Shares for a weighted average period of one year following the closing of the Acquisition. Pursuant to the Acquisition, the Company granted registration rights to the holder of 320,833 of the Shares. The registration rights are subordinate to the lockup restrictions applicable to such Shares. Also pursuant to the Acquisition, Premiere entered into Employment Agreements with the two senior executives of TeleT.

     TeleT is an Internet-based technology development company focused on applications that create an interchange between telephone and computer resources. Based on TeleT's internally prepared unaudited financial information, as of August 31, 1996, TeleT had total assets of approximately $431,500 and total liabilities of approximately $100,000 that were acquired and assumed by the Sub.

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (A) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

         It is impractical to provide the financial statements for TeleT, to the extent required, at the date of the filing of this Form 8-K. The financial statements, if required, will be provided as soon as practicable but not later than sixty days after the date on which this Form 8-K must be filed.

         (B) PRO FORMA FINANCIAL INFORMATION.

         It is impractical to provide the pro forma financial information for TeleT, to the extent required, at the date of the filing of this Form 8-K. The pro forma financial information, if required, will be provided as soon as practicable but not later than sixty days after the date on which this Form 8-K must be filed.

         (C)  EXHIBITS.

         2.1 Asset Purchase Agreement, together with exhibits, dated September 18, 1996, by and among Premiere Technologies, Inc., PTEK Acquisition Corporation, TeleT Communications LLC and the Members of TeleT Communications LLC.

         99.1 Press Release dated September 19, 1996.

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 PREMIERE TECHNOLOGIES, INC.



                                 By:  /s/ Patrick G. Jones
                                    ----------------------
                                    Patrick G.  Jones
                                    Senior Vice President of Finance and Legal

Dated: October 2, 1996
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                                 EXHIBIT INDEX

                                                                      PAGE
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2.1  Asset Purchase Agreement, together with exhibits, dated
     September 18, 1996, by and among Premiere Technologies,
     Inc., PTEK Acquisition Corporation, TeleT Communications
     LLC and the Members of TeleT Communications LLC.

99.1 Press Release dated September 19, 1996.

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